                                                                    EXHIBIT 99.1
                               FIRST AMENDMENT TO
                                  POST-PETITION
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

     THIS FIRST  AMENDMENT TO  POST-PETITION  LOAN AND SECURITY  AGREEMENT  (the
"Amendment"), dated as of this 3rd day of January, 2005, is made by and among

     TROPICAL SPORTSWEAR INT'L CORPORATION,  a Florida  corporation  ("Parent"),
TROPICAL  SPORTSWEAR  COMPANY,  INC.,  a Delaware  orporation  ("TSCI"),  SAVANE
INTERNATIONAL  CORP., a Texas corporation  ("Savane"),  APPAREL NETWORK CORP., a
Florida  corporation  ("Apparel"),  TSI  BRANDS,  INC.,  a Delaware  corporation
("TSI"),  and TSIL,  INC., a Delaware  corporation  ("TSIL";  and together  with
Parent, TSCI, Savane,  Apparel and TSI, the "Borrowers" and each, a "Borrower"),
the  financial   institutions   party  to  this  Agreement  from  time  to  time
(collectively,  the "Lenders"),  and THE CIT GROUP/COMMERCIAL  SERVICES, INC., a
New York corporation,  as agent for the Lenders (in such capacity, the "Agent"),

     to the Post-Petition Loan and Security Agreement,  dated as of December 16,
2004 (as amended,  modified,  restated or  supplemented  from time to time,  the
"Loan  Agreement"),  among  the  Agent,  the  Lenders  and  the  Borrowers.  All capitalized  terms  used  herein  without  definition  shall  have the  meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

     A.  Pursuant to the Loan  Agreement,  the Lenders have agreed to make loans and extend credit to the Borrowers in the amounts, upon the terms and subject to the conditions contained therein.

     B. The Agent,  the Lenders and the Borrowers  have agreed to amend the Loan
Agreement as set forth in this Amendment.

                             STATEMENT OF AGREEMENT

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby expressly acknowledged, the Agent, the Lenders and the Borrowers hereby agree as follows:

                                    ARTICLE I

                           AMENDMENT TO LOAN AGREEMENT

     Section 4.18, Super Priority; Nature of Secured Obligations and the Agent's
Liens,  is amended by deleting  clause (c) therefrom and by substituting in lieu thereof the following:

     "(c) The Agent's Liens on the Collateral for the benefit of the Lenders and its administrative  claims under Sections 364(c)(1) and 364(d) of the Bankruptcy
Code granted in respect of the Secured Obligations shall also have priority over any claims arising under Section  506(c) of the  Bankruptcy  code (to the extent and as  provided  in the  Orders),  subject  and  subordinate  only to: (x) fees pursuant to 28  U.S.C.ss.1930  and to the Clerk of the Court, and (y) unpaid and outstanding fees and  disbursements  actually  incurred on or after the Petition
Date by the Debtors' professionals (collectively,  the "Debtors' Professionals")
and allowed by order of this Court pursuant to sections 326, 328, 330, or 331 of the Bankruptcy Code (collectively,  the "Allowed Debtors'  Professional  Fees"), less the amount of any retainers held by any such Professionals, in an aggregate amount not to exceed $700,000 (the "Debtors' Professionals' Carve-Out"), and (z)
unpaid and outstanding fees and disbursements  actually incurred on or after the
Petition Date by professionals  for any official  committee (each a "Committee")
appointed   in  the   Chapter  11  Cases   (collectively,   with  the   Debtors'
Professionals,  the "Professionals") and allowed by order of this Court pursuant to sections 326, 328, 330, or 331 of the Bankruptcy Code (collectively, with the
Allowed Debtors'  Professional  Fees, the "Allowed  Professional  Fees"),  in an
aggregate   amount  not  to  exceed  $300,000  (the  "Committee   Professionals'
Carve-Out";   together   with  the  Debtors'   Professionals'   Carve-Out,   the
"Carve-Out"); provided, however, that the Carve-Out shall not include, apply to, or be available  for any fees or expenses  incurred by any party,  including the
Debtors  or any  Committee,  in  connection  with any of the  following:  (a) an assertion,  a joinder in, or the  support of (but  excluding  any  investigation conducted prior to the assertion or joinder in) the initiation or prosecution of any claims, causes of action, adversary proceedings, or other litigation against the Agent,  the Lenders,  the Pre-petition  Agent, or the Pre-petition  Lenders, including,  without  limitation,  challenging  the amount,  legality,  validity, extent,  perfection,  priority,  or enforceability of, or asserting any defense, counterclaim,  or  offset  to,  (i)  the  Secured  Obligations  or the  security
interests  and  liens  of  the  Agent  in  respect  thereof,   and/or  (ii)  the
Pre-petition Revolving Credit Loans, Pre-Petition Loan Agreement or the security interests  and liens of the  Pre-petition  Agent  and  Pre-petition  Lenders  in respect thereof, or asserting any claims or causes of action, including, without limitation,  any actions under  chapter 5 of the  Bankruptcy  Code,  against the
Agent, the Lenders,  the Pre-petition Agent, or the Pre-petition  Lenders, (b) a request to use Cash  Collateral  (as  defined in Section  363 of the  Bankruptcy
Code)  without  the prior  written  consent of the  Lenders,  (c) a request  for authorization to obtain  post-petition  loans or other financial  accommodations pursuant  to Section  364(c) or (d) of the  Bankruptcy  Code other than from the
Lenders  without the prior  written  consent of the  Lenders,  or (e) any act or omission to act adverse to the Agent, the Lenders,  or their rights and remedies
under  this  Agreement  or  their   interests  in  the  Collateral  that  would,
individually or in the aggregate,  have a Material Adverse Effect (collectively, the "Carve-Out Expenses").  Except as set forth herein or in the Final Order, no other  claims  having a priority  superior or pari passu to that  granted to the
Agent and  Lenders by the Final  Order  shall be granted or  approved  while any
Secured Obligations under this Agreement remain outstanding."

                                  ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

The Borrowers hereby represent and warrant to the Agent and the Lenders that:

     2.1  Compliance  With  the  Loan  Agreement.  As of the  execution  of this
Amendment,  the Borrowers are in compliance with all of the terms and provisions set forth in the Loan  Agreement and the other Loan  Documents to be observed or performed by the Borrowers.

     2.2  Representations in Loan Agreement.  The representations and warranties of the  Borrowers set forth in the Loan  Agreement and the other Loan  Documents are true and  correct in all  material  respects  except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

2.3      No Event of Default.  No Default or Event of Default exists.

                                   ARTICLE III

                                     GENERAL

     3.1 Loan  Documents.  The Loan  Agreement and the other Loan  Documents are amended to provide that any reference  therein to the Loan Agreement shall mean, unless otherwise  specifically  provided,  the Loan Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time.

     3.2 Full Force and Effect. As expressly amended hereby,  the Loan Agreement and the  other  Loan  Documents  shall  continue  in full  force  and  effect in accordance  with the provisions  thereof.  As used in the Loan Agreement and the other Loan Documents,  "hereinafter",  "hereto",  "hereof",  or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

     3.3 Applicable  Law. This  Amendment  shall be governed by and construed in accordance  with the internal laws and judicial  decisions of the State of North
Carolina.

     3.4   Counterparts.   This  Amendment  may  be  executed  in  one  or  more
counterparts,  each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

     3.5 Further  Assurances.  The  Borrowers  shall  execute and deliver to the
Agent such  documents,  certificates  and  opinions as the Agent may  reasonably request to effect the amendments contemplated by this Amendment.

     3.6  Headings.  The  headings  of this  Amendment  are for the  purpose  of reference only and shall not effect the construction of this Amendment.

     3.7 Expenses.  The Borrowers  shall reimburse the Agent and the Lenders for their legal fees and  expenses  incurred  in  connection  with the  preparation, negotiation,  execution and delivery of this Amendment and all other  agreements and documents contemplated hereby.

     3.8 Waiver of Jury Trial.  TO THE FULLEST  EXTENT  PERMITTED BY  APPLICABLE
LAW, THE AGENT,  THE LENDERS AND THE BORROWERS EACH WAIVES THE RIGHT TO TRIAL BY
JURY IN ANY ACTION, SUIT,  PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF
OR RELATED TO THIS AMENDMENT.

                            [signatures on next page]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed and delivered by their duly authorized  officers to be effective on the day and year first above written.

                  BORROWERS:

                  TROPICAL SPORTSWEAR INT'L
                  CORPORATION

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Secretary

                  TROPICAL SPORTSWEAR COMPANY, INC.

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Assistant Secretary

                  SAVANE INTERNATIONAL CORP.

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Secretary

                  APPAREL NETWORK CORP.

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Assistant Secretary

                  TSI BRANDS, INC.

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Assistant Secretary

             [signatures continued on next page]

                  TSIL, INC.

                  By: /s/ Karen S. Castillo
                      Karen S. Castillo
                      Assistant Secretary

                  AGENT:

                  THE CIT GROUP/COMMERCIAL
                  SERVICES, INC.

                  By: /s/ Gordon Jones
                      Gordon Jones
                      Senior Vice President

                  LENDERS:

                  THE CIT GROUP/COMMERCIAL
                  SERVICES, INC.

                  By: /s/ Gordon Jones
                      Gordon Jones
                      Senior Vice President

                  FLEET CAPITAL CORPORATION

                  By: /s/ Elizabeth L. Waller
                      Elizabeth L. Waller
                      Senior Vice President